Exhibit 99.2

Strategic Hotels & Resorts, Inc.

Supplemental Financial Information

March 31, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is currently made up of 17 properties totaling 7,762 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.

Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Equivalent Employees:

40

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

Diane M. Morefield

Executive Vice President, Chief Financial Officer

(312) 658-5000

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Board of Directors

Raymond L. Gellein, Jr.

Chairman of the Board and Executive Committee

Laurence S. Geller, CBE

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

William A. Prezant

Director and Chairman of the Corporate Governance and Nominating Committee

Kenneth Fisher

Director

Richard D. Kincaid

Director

Sir David M.C. Michels

Director

Eugene F. Reilly

Director

Sheli Z. Rosenberg

Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Officers

Laurence S. Geller, CBE

President and Chief Executive Officer

Diane M. Morefield

Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Chief Operating Officer

Stephen M. Briggs

Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)

Paula C. Maggio

Senior Vice President, Secretary & General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President, Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Gregory A. Brenner

Vice President, Controller

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Eric D. Hassberger

Vice President, Capital Markets

Thomas G. Healy

Vice President, Asset Management

David R. Hogin, Jr.

Vice President, Asset Management

James L. Porter

Vice President, Internal Audit

Jonathan P. Stanner

Vice President, Capital Markets and Treasurer

Cory P. Warning

Vice President, Investments

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Equity Research Coverage

Firm	Analyst	Telephone
Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924
Deutsche Bank North America	Carlo Santarelli	(212) 250-5815
Green Street Advisors	Enrique Torres	(949) 640-8780
International Strategy & Investment Group, Inc.	Ian Weissman	(212) 446-9461
JMP Securities	Will Marks	(415) 835-8944
J.P. Morgan Securities	Joseph Greff	(212) 622-0548
Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696
Morgan Stanley	Mark Strawn	(212) 761-4990
Raymond James & Associates	William Crow	(727) 567-2594
Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

	March 31, 2012
	Pro Rata Share	Consolidated
Capitalization
Common shares outstanding	185,868	185,868
Operating partnership units outstanding	853	853
Restricted stock units outstanding	1,077	1,077
Value Creation Plan units outstanding under the deferral program	1,153	1,153

Combined shares and units outstanding	188,951	188,951
Common stock price at end of period	$6.58	$6.58

Common equity capitalization	$1,243,298	$1,243,298
Preferred equity capitalization (at $25.00 face value)	289,102	289,102
Consolidated debt	1,059,128	1,059,128
Pro rata share of unconsolidated debt	212,275	—
Pro rata share of consolidated debt	(45,548)	—
Cash and cash equivalents	(58,205)	(58,205)

Total enterprise value	$2,700,050	$2,533,323

Net Debt / Total Enterprise Value	43.2%	39.5%
Preferred Equity / Total Enterprise Value	10.7%	11.4%
Common Equity / Total Enterprise Value	46.0%	49.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended
	March 31,
	2012	2011
Revenues:
Rooms	$94,510	$91,470
Food and beverage	62,479	62,882
Other hotel operating revenue	20,125	19,973
Lease revenue	1,165	1,215

Total revenues	178,279	175,540

Operating Costs and Expenses:
Rooms	28,576	26,627
Food and beverage	47,393	46,007
Other departmental expenses	49,565	50,673
Management fees	5,616	5,774
Other hotel expenses	13,609	13,358
Lease expense	1,168	1,196
Depreciation and amortization	25,490	30,605
Corporate expenses	13,810	14,477

Total operating costs and expenses	185,227	188,717

Operating loss	(6,948)	(13,177)
Interest expense	(19,605)	(19,548)
Interest income	30	32
Equity in earnings (losses) of unconsolidated affiliates	920	(1,600)
Foreign currency exchange (loss) gain	(5)	139
Other income, net	452	3,925

Loss before income taxes and discontinued operations	(25,156)	(30,229)
Income tax (expense) benefit	(465)	1,648

Loss from continuing operations	(25,621)	(28,581)
Income from discontinued operations, net of tax	—	162

Net loss	(25,621)	(28,419)
Net loss attributable to the noncontrolling interests in SHR’s operating partnership	117	138
Net loss attributable to the noncontrolling interests in consolidated affiliates	29	595

Net loss attributable to SHR	(25,475)	(27,686)
Preferred shareholder dividends	(6,041)	(7,721)

Net loss attributable to SHR common shareholders	$(31,516)	$(35,407)

Basic and Diluted Loss Per Share:
Loss from continuing operations attributable to SHR common shareholders	$(0.17)	$(0.23)
Income from discontinued operations attributable to SHR common shareholders	—	—

Net loss attributable to SHR common shareholders	$(0.17)	$(0.23)

Weighted average common shares outstanding	186,430	157,333

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012 and December 31, 2011

Consolidated Balance Sheets

(in thousands, except share data)

	March 31,	December 31,
	2012	2011
Assets
Investment in hotel properties, net	$1,676,881	$1,692,431
Goodwill	40,359	40,359
Intangible assets, net of accumulated amortization of $9,435 and $8,915	31,108	30,635
Investment in unconsolidated affiliates	126,198	126,034
Cash and cash equivalents	58,205	72,013
Restricted cash and cash equivalents	40,703	39,498
Accounts receivable, net of allowance for doubtful accounts of $1,575 and $1,698	49,359	43,597
Deferred financing costs, net of accumulated amortization of $4,434 and $3,488	9,955	10,845
Deferred tax assets	1,968	2,230
Prepaid expenses and other assets	38,852	29,047

Total assets	$2,073,588	$2,086,689

Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable	$1,000,128	$1,000,385
Bank credit facility	59,000	50,000
Accounts payable and accrued expenses	246,384	249,179
Distributions payable	78,540	72,499
Deferred tax liabilities	47,475	47,623

Total liabilities	1,431,527	1,419,686
Noncontrolling interests in SHR’s operating partnership	5,616	4,583
Equity:
SHR’s shareholders' equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $132,352 and $130,148 in the aggregate)	99,995	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $114,619 and $112,775 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $121,351 and $119,377 in the aggregate)	92,489	92,489
Common shares ($0.01 par value per share; 250,000,000 common shares authorized; 185,867,664 and 185,627,199 common shares issued and outstanding)	1,858	1,856
Additional paid-in capital	1,628,310	1,634,067
Accumulated deficit	(1,216,096)	(1,190,621)
Accumulated other comprehensive loss	(65,485)	(70,652)

Total SHR’s shareholders’ equity	628,135	654,198
Noncontrolling interests in consolidated affiliates	8,310	8,222

Total equity	636,445	662,420

Total liabilities, noncontrolling interests and equity	$2,073,588	$2,086,689

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotel was sold during 2011 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Paris Marriott Champs Elysees (Paris Marriott)	April 6, 2011	$58,012

The following is a summary of income from discontinued operations for the three months ended March 31, 2012 and 2011 (in thousands):

	Three Months Ended
	March 31,
	2012	2011
Hotel operating revenues	$—	$8,805

Operating costs and expenses	—	8,682
Operating income	—	123

Foreign currency exchange gain	—	58
Other income, net	—	326
Income tax expense	—	(359)
Gain on sale	—	14

Income from discontinued operations	$—	$162

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Investments in the Hotel del Coronado and Fairmont Scottsdale Princess Hotel

(in thousands)

On January 9, 2006, we purchased a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate. As part of the recapitalization, a new unconsolidated affiliate was formed to own the Hotel del Coronado and to invest cash in the asset. Pursuant to the terms of the recapitalization, we became a limited partner in the new unconsolidated affiliate, and our ownership interest in the Hotel del Coronado decreased from 45% to 34.3%. On June 9, 2011, we completed a recapitalization of the Fairmont Scottsdale Princess hotel. As part of the recapitalization, our ownership interest in the Fairmont Scottsdale Princess Hotel decreased from 100% to 50%. We account for these investments using the equity method of accounting.

	Three Months Ended			Three Months Ended
	March 31, 2012			March 31, 2011
		Fairmont			Fairmont
	Hotel del	Scottsdale		Hotel del	Scottsdale
	Coronado	Princess	Total	Coronado	Princess	Total
Total revenues (100%)	$30,843	$26,983	$57,826	$29,302	$—	$29,302
Property EBITDA (100%)	$8,219	$8,655	$16,874	$7,298	$—	$7,298

Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$2,819	$4,327	$7,146	$2,606	$—	$2,606
Depreciation and amortization	(1,689)	(1,771)	(3,460)	(1,635)	—	(1,635)
Interest expense	(2,518)	(203)	(2,721)	(2,305)	—	(2,305)
Other expenses, net	(23)	(58)	(81)	(739)	—	(739)
Income taxes	267	—	267	577	—	577

Equity in (losses) earnings of unconsolidated affiliates	$(1,144)	$2,295	$1,151	$(1,496)	$—	$(1,496)

EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,144)	$2,295	$1,151	$(1,496)	$—	$(1,496)
Depreciation and amortization	1,689	1,771	3,460	1,635	—	1,635
Interest expense	2,518	203	2,721	2,305	—	2,305
Income taxes	(267)	—	(267)	(577)	—	(577)

EBITDA Contribution	$2,796	$4,269	$7,065	$1,867	$—	$1,867

FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(1,144)	$2,295	$1,151	$(1,496)	$—	$(1,496)
Depreciation and amortization	1,689	1,771	3,460	1,635	—	1,635

FFO Contribution	$545	$4,066	$4,611	$139	$—	$139

		Spread over
Debt	Interest Rate	LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	5.80%(b)	480 bp (b)	$425,000	March 2016
Cash and cash equivalents			(19,506)

Net Debt			$405,494

Fairmont Scottsdale Princess
CMBS Mortgage	0.60%	36 bp	$133,000	April 2015
Cash and cash equivalents			(3,051)

Net Debt			$129,949

(a)	Includes extension options.
(b)	Subject to a 1% LIBOR floor.

	Effective
Caps	Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	February 2011	2.00%	$425,000	February 2013
CMBS Mortgage and Mezzanine Loan Caps	February 2013	2.50%	$425,000	March 2013

Fairmont Scottsdale Princess
CMBS Mortgage Loan Cap	June 2011	4.00%	$133,000	December 2013

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Leasehold Information

(in thousands)

	Three Months Ended
	March 31,
	2012	2011
Paris Marriott (a):
Property EBITDA	$—	$3,249
Revenue (b)	$—	$3,249

Lease expense	—	(3,051)
Less: Deferred gain on sale-leaseback	—	(1,152)

Adjusted lease expense	—	(4,203)

EBITDA contribution from leasehold	$—	$(954)

Marriott Hamburg:
Property EBITDA	$1,400	$1,456
Revenue (b)	$1,165	$1,215

Lease expense	(1,168)	(1,196)
Less: Deferred gain on sale-leaseback	(51)	(53)

Adjusted lease expense	(1,219)	(1,249)

EBITDA contribution from leasehold	$(54)	$(34)

Total Leaseholds:
Property EBITDA	$1,400	$4,705
Revenue (b)	$1,165	$4,464

Lease expense	(1,168)	(4,247)
Less: Deferred gain on sale-leasebacks	(51)	(1,205)

Adjusted lease expense	(1,219)	(5,452)

EBITDA contribution from leaseholds	$(54)	$(988)

	March 31,	December 31,
	2012	2011
Security Deposit (c):
Marriott Hamburg	$2,535	$2,462

(a)	On April 6, 2011, we sold our leasehold interest in the Paris Marriott. The results of operations for the Paris Marriott have been classified as discontinued operations for all periods presented.
(b)	For the three months ended March 31, 2011, Revenue for the Paris Marriott represents Property EBITDA. For the three months ended March 31, 2012 and 2011, Revenue for the Marriott Hamburg represents lease revenue.
(c)	The security deposit is recorded in other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Non-GAAP Financial Measures

We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.

EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-cash charges, such as the Value Creation Plan expense. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended
	March 31,
	2012	2011
Net loss attributable to SHR common shareholders	$(31,516)	$(35,407)
Depreciation and amortization	25,490	30,605
Interest expense	19,605	19,548
Income taxes—continuing operations	465	(1,648)
Income taxes—discontinued operations	—	359
Noncontrolling interests	(117)	(138)
Adjustments from consolidated affiliates	(1,257)	(1,329)
Adjustments from unconsolidated affiliates	6,682	3,890
Preferred shareholder dividends	6,041	7,721

EBITDA	25,393	23,601
Realized portion of deferred gain on sale-leaseback—continuing operations	(51)	(53)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,152)
Gain on sale of assets—continuing operations	—	(2,640)
Gain on sale of assets—discontinued operations	—	(14)
Foreign currency exchange loss (gain)—continuing operations (a)	5	(139)
Foreign currency exchange gain—discontinued operations (a)	—	(58)
Adjustment for Value Creation Plan	7,939	9,181

Comparable EBITDA	$33,286	$28,726

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Reconciliation of Net Loss Attributable to SHR Common Shareholders to

Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended
	March 31,
	2012	2011
Net loss attributable to SHR common shareholders	$(31,516)	$(35,407)
Depreciation and amortization	25,490	30,605
Corporate depreciation	(265)	(299)
Gain on sale of assets—continuing operations	—	(2,640)
Gain on sale of assets—discontinued operations	—	(14)
Realized portion of deferred gain on sale-leaseback—continuing operations	(51)	(53)
Realized portion of deferred gain on sale-leaseback—discontinued operations	—	(1,152)
Deferred tax expense on realized portion of deferred gain on sale-leasebacks	—	359
Noncontrolling interests adjustments	(133)	(157)
Adjustments from consolidated affiliates	(667)	(1,561)
Adjustments from unconsolidated affiliates	3,764	1,839

FFO	(3,378)	(8,480)
Redeemable noncontrolling interests	16	19

FFO—Fully Diluted	(3,362)	(8,461)
Non-cash mark to market of interest rate swaps	(1,530)	(4,366)
Foreign currency exchange loss (gain)—continuing operations (a)	5	(139)
Foreign currency exchange gain—discontinued operations (a)	—	(58)
Adjustment for Value Creation Plan	7,939	9,181

Comparable FFO	$3,052	$(3,843)

Comparable FFO per diluted share	$0.02	$(0.02)

Weighted average diluted shares	188,787	157,333

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Debt Summary

(dollars in thousands)

			Loan
Debt	Interest Rate	Spread (a)	Amount	Maturity (b)
Hyatt Regency La Jolla	1.24%	100 bp	$97,500	September 2012
North Beach Venture	5.00%	Fixed	1,476	January 2013
Marriott London Grosvenor Square (c)	2.13%	110 bp (c)	115,454	October 2013
Bank credit facility	3.24%	300 bp	59,000	June 2015
Four Seasons Washington, D.C.	3.39%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	218,579	June 2017
Fairmont Chicago	6.09%	Fixed	97,119	June 2017
InterContinental Miami	3.74%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.09%	385 bp	110,000	July 2018
InterContinental Chicago	5.61%	Fixed	145,000	August 2021

			$1,059,128

(a)	Spread over LIBOR (0.24% at March 31, 2012).
(b)	Includes extension options.
(c)	Principal balance of £72,100,000 at March 31, 2012. Spread over three-month GBP LIBOR (1.03% at March 31, 2012).

Domestic and European Interest Rate Swaps

	Fixed Pay Rate	Notional
Swap Effective Date	Against LIBOR	Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016

	5.09%	$400,000

	Fixed Pay Rate	Notional
Swap Effective Date	Against GBP LIBOR	Amount	Maturity
October 2007	5.72%	£72,100	October 2013

At March 31, 2012, future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2012	$105,494
2013	126,147
2014	13,872
2015	74,046
2016	145,861
Thereafter	593,708

$1,059,128

Percent of fixed rate debt including U.S. and European swaps	92.3%
Weighted average interest rate including U.S. and European swaps (d)	6.60%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	4.56

(d)	Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

Portfolio Data

Portfolio at March 31, 2012

(dollars in thousands)

				% of QTR	QTR
		Number	% of	March 2012	March 2012
		of	Total	Property	Property
Hotel	Location	Rooms	Rooms	EBITDA	EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	15%	$5,825
InterContinental Chicago (a)	Chicago, IL	792	10%	-2%	(784)
Hotel del Coronado (b)	Coronado, CA	757	10%	7%	2,819
Fairmont Chicago	Chicago, IL	687	9%	-1%	(346)
Fairmont Scottsdale Princess (c)	Scottsdale, AZ	649	8%	11%	4,327
InterContinental Miami	Miami, FL	641	8%	18%	7,088
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	4%	1,771
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	9%	3,645
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	-2%	(639)
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	7%	2,895
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	3%	1,316
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	5%	1,888
Four Seasons Silicon Valley (e)	East Palo Alto, CA	200	3%	4%	1,459
Four Seasons Jackson Hole (e)	Teton Village, WY	124	2%	7%	2,773

Total United States		7,074	91%	85%	34,037

Mexican:
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	8%	3,216

Total Mexican		173	2%	8%	3,216

Total North American		7,247	93%	93%	37,253

European:
Marriott Hamburg (f)	Hamburg, Germany	278	4%	N/A	N/A
Marriott London Grosvenor Square	London, England	237	3%	7%	2,875

Total European		515	7%	7%	2,875

		7,762	100%	100%	$40,128

(a)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the InterContinental Chicago hotel and consolidated this hotel for reporting purposes. On June 24, 2011, we purchased the remaining 49% interest and now own 100% of this hotel.
(b)	Prior to February 4, 2011, we owned a 45% interest in the unconsolidated affiliate that owns the Hotel del Coronado. On February 4, 2011, we completed a recapitalization of the unconsolidated affiliate and our ownership interest decreased from 45% to 34.3%. We account for this investment under the equity method of accounting and record equity in (losses) earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 34.3% ownership.
(c)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting and record equity in earnings (losses) of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 50.0% ownership.
(d)	Prior to June 24, 2011, we owned a 51% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel. On June 24, 2011, we purchased an additional 2.5% interest and continue to consolidate this hotel for reporting purposes.
(e)	On March 11, 2011, we purchased these hotels.
(f)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended March 31, 2012

Seasonality by Geographic Region

(dollars in thousands)

Same store property revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Paris Marriott as its results of operations were reclassified to discontinued operations, (ii) exclusion of the unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel and (iii) presentation of the hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of March 31, 2012)

Same store property revenues—12 Properties and 5,668 Rooms

	Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	Total
Same store property revenues	$167,678	$174,347	$171,798	$140,237	$654,060
Pro forma seasonality %	25.6%	26.7%	26.3%	21.4%	100.0%

Mexican Hotel (as of March 31, 2012)

Same store property revenues—1 Property and 173 Rooms

	Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	Total
Same store property revenues	$8,594	$4,457	$10,181	$9,930	$33,162
Same store seasonality %	25.9%	13.4%	30.7%	30.0%	100.0%

North American Hotels (as of March 31, 2012)

Same store property revenues—13 Properties and 5,841 Rooms

	Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	Total
Same store property revenues	$176,272	$178,804	$181,979	$150,167	$687,222
Same store seasonality %	25.6%	26.0%	26.5%	21.9%	100.0%

European Hotels (as of March 31, 2012)

Same store property revenues—2 Properties and 515 Rooms

	Three Months Ended
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	Total
Same store property revenues	$16,367	$15,832	$16,230	$12,477	$60,906
Same store seasonality %	26.9%	26.0%	26.6%	20.5%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Operating Statistics by Geographic Region

The Total United States portfolio is derived from our hotel portfolio at March 31, 2012, consisting of all properties located in the United States, including the Four Seasons Jackson Hole hotel, the Four Seasons Silicon Valley hotel and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total North American portfolio includes the Total United States portfolio and the Four Seasons Punta Mita Resort. Adjustments to the same store portfolios are the (i) exclusion of unconsolidated Hotel del Coronado and Fairmont Scottsdale Princess hotel, (ii) exclusion of Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, (iii) exclusion of Paris Marriott hotel as this property's results of operations were reclassified to discontinued operations for the periods presented and (iv) presentation of the hotels without regard to either ownership structure or leaseholds.

Total United States Hotels (as of March 31, 2012)

14 Properties

7,074 Rooms

	Three Months Ended
	March 31,
	2012	2011	Change
ADR	$251.54	$239.49	5.0%
Average Occupancy	68.7%	66.4%	2.3	pts
RevPAR	$172.86	$158.91	8.8%
Total RevPAR	$338.85	$314.41	7.8%
Property EBITDA Margin	20.1%	17.9%	2.2	pts

Total North American Hotels (as of March 31, 2012)

15 Properties

7,247 Rooms

	Three Months Ended
	March 31,
	2012	2011	Change
ADR	$259.40	$248.41	4.4%
Average Occupancy	68.2%	65.9%	2.3	pts
RevPAR	$176.88	$163.82	8.0%
Total RevPAR	$345.85	$323.13	7.0%
Property EBITDA Margin	20.7%	18.6%	2.1	pts

Same Store North American Hotels (as of March 31, 2012)

11 Properties

5,517 Rooms

	Three Months Ended
	March 31,
	2012	2011	Change
ADR	$238.09	$226.44	5.1%
Average Occupancy	67.3%	64.7%	2.6	pts
RevPAR	$160.27	$146.49	9.4%
Total RevPAR	$300.74	$279.33	7.7%
Property EBITDA Margin	17.2%	15.5%	1.7	pts

Same Store European Hotels (as of March 31, 2012)

2 Properties

515 Rooms

	Three Months Ended
	March 31,
	2012	2011	Change
ADR	$255.03	$244.71	4.2%
Average Occupancy	77.5%	70.9%	6.6	pts
RevPAR	$197.56	$173.58	13.8%
Total RevPAR	$266.24	$248.40	7.2%
Property EBITDA Margin	34.3%	32.4%	1.9	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Selected Financial and Operating Information by Property

(in thousands, except operating information)

The following tables present selected financial and operating information by property for the three months ended March 31, 2012 and 2011. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended March 31,
UNITED STATES HOTELS:	2012	2011	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$10,638	$9,004	18.1%
Property EBITDA	$(346)	$(1,207)	71.3%

Selected Operating Information:
Rooms	687	687	—
Average occupancy	52.8%	47.2%	5.6	pts
ADR	$177.61	$167.22	6.2%
RevPAR	$93.79	$79.00	18.7%
Total RevPAR	$170.17	$145.62	16.9%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 50% and 100% as of March 31, 2012 and 2011, respectively):
Total revenues	$26,983	$25,357	6.4%
Property EBITDA	$8,655	$7,370	17.4%

Selected Operating Information:
Rooms	649	649	—
Average occupancy	77.9%	79.7%	(1.8	)pts
ADR	$292.12	$270.23	8.1%
RevPAR	$227.49	$215.25	5.7%
Total RevPAR	$456.88	$434.12	5.2%

FOUR SEASONS JACKSON HOLE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$11,784	N/A	N/A
Property EBITDA	$2,773	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2011, average occupancy was 70.2%, ADR was $551.85, RevPAR was $387.23 and Total RevPAR was $962.65.):

Rooms	124	N/A	N/A
Average occupancy	74.2%	N/A	N/A
ADR	$554.45	N/A	N/A
RevPAR	$411.22	N/A	N/A
Total RevPAR	$1,044.32	N/A	N/A

FOUR SEASONS SILICON VALLEY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$7,363	N/A	N/A
Property EBITDA	$1,459	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended March 31, 2011, average occupancy was 64.3%, ADR was $294.45, RevPAR was $189.40 and Total RevPAR was $364.00.):

Rooms	200	N/A	N/A
Average occupancy	69.0%	N/A	N/A
ADR	$315.46	N/A	N/A
RevPAR	$217.67	N/A	N/A
Total RevPAR	$404.54	N/A	N/A

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

	Three Months Ended March 31,
	2012	2011	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$13,528	$13,235	2.2%
Property EBITDA	$1,888	$2,027	(6.9)%

Selected Operating Information:
Rooms	222	222	—
Average occupancy	68.1%	63.9%	4.2	pts
ADR	$478.65	$481.34	(0.6)%
RevPAR	$326.02	$307.69	6.0%
Total RevPAR	$669.63	$662.42	1.1%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 34.3% as of March 31, 2012 and 2011):
Total revenues	$30,843	$29,302	5.3%
Property EBITDA	$8,219	$7,298	12.6%

Selected Operating Information:
Rooms	757	757	—
Average occupancy	65.0%	63.0%	2.0	pts
ADR	$314.88	$320.61	(1.8)%
RevPAR	$204.77	$202.08	1.3%
Total RevPAR	$447.73	$430.09	4.1%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$8,765	$9,373	(6.5)%
Property EBITDA	$1,771	$1,697	4.4%

Selected Operating Information:
Rooms	419	419	—
Average occupancy	71.3%	78.4%	(7.1	)pts
ADR	$166.15	$162.33	2.4%
RevPAR	$118.48	$127.33	(6.9)%
Total RevPAR	$229.88	$248.54	(7.5)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$11,430	$9,701	17.8%
Property EBITDA	$(784)	$(312)	(151.3)%

Selected Operating Information:
Rooms	792	792	—
Average occupancy	59.2%	60.2%	(1.0	)pts
ADR	$145.95	$137.69	6.0%
RevPAR	$86.39	$82.94	4.2%
Total RevPAR	$158.59	$136.10	16.5%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$18,086	$16,861	7.3%
Property EBITDA	$7,088	$6,402	10.7%

Selected Operating Information:
Rooms	641	641	—
Average occupancy	87.0%	81.5%	5.5	pts
ADR	$209.86	$210.52	(0.3)%
RevPAR	$182.60	$171.66	6.4%
Total RevPAR	$310.05	$292.27	6.1%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

	Three Months Ended March 31,
	2012	2011	Change
LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$12,180	$10,872	12.0%
Property EBITDA	$2,895	$2,219	30.5%

Selected Operating Information:
Rooms	342	342	—
Average occupancy	86.0%	86.1%	(0.1	)pts
ADR	$292.90	$270.90	8.1%
RevPAR	$252.01	$233.22	8.1%
Total RevPAR	$391.38	$353.22	10.8%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$5,994	$5,296	13.2%
Property EBITDA	$(639)	$(464)	(37.7)%

Selected Operating Information:
Rooms	389	389	—
Average occupancy	48.2%	34.7%	13.5	pts
ADR	$121.07	$125.04	(3.2)%
RevPAR	$58.32	$43.35	34.5%
Total RevPAR	$183.43	$162.08	13.2%
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$11,846	$11,014	7.6%
Property EBITDA	$1,316	$715	84.1%

Selected Operating Information:
Rooms	261	261	—
Average occupancy	57.9%	58.3%	(0.4	)pts
ADR	$343.32	$303.36	13.2%
RevPAR	$198.61	$176.84	12.3%
Total RevPAR	$498.74	$468.88	6.4%
RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$15,802	$13,216	19.6%
Property EBITDA	$3,645	$2,272	60.4%

Selected Operating Information:
Rooms	396	396	—
Average occupancy	59.0%	53.7%	5.3	pts
ADR	$345.48	$323.20	6.9%
RevPAR	$203.98	$173.67	17.4%
Total RevPAR	$438.50	$370.82	18.3%
WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$31,968	$28,912	10.6%
Property EBITDA	$5,825	$4,576	27.3%

Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	77.2%	74.2%	3.0	pts
ADR	$226.50	$202.24	12.0%
RevPAR	$174.76	$150.07	16.4%
Total RevPAR	$293.97	$268.82	9.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

	Three Months Ended March 31,
MEXICAN HOTEL:	2012	2011	Change
FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$9,930	$10,561	(6.0)%
Property EBITDA	$3,216	$3,520	(8.6)%

Selected Operating Information:
Rooms	173	173	—
Average occupancy	46.4%	49.5%	(3.1)	pts
ADR	$734.45	$735.72	(0.2)%
RevPAR	$340.47	$364.08	(6.5)%
Total RevPAR	$630.75	$678.27	(7.0)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

	Three Months Ended March 31,
EUROPEAN HOTELS:	2012	2011	Change
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$4,680	$4,808	(2.7)%
Property EBITDA	$1,400	$1,456	(3.8)%

Selected Operating Information:
Rooms	278	278	—
Average occupancy	74.1%	75.9%	(1.8	)pts
ADR	$180.16	$178.14	1.1%
RevPAR	$133.42	$135.20	(1.3)%
Total RevPAR	$185.01	$192.16	(3.7)%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,797	$6,705	16.3%
Property EBITDA	$2,875	$2,276	26.3%

Selected Operating Information:
Rooms	237	237	—
Average occupancy	81.5%	65.1%	16.4	pts
ADR	$334.87	$335.72	(0.3)%
RevPAR	$272.80	$218.60	24.8%
Total RevPAR	$361.52	$314.37	15.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012 and 2011

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended March 31,
	2012		2011
	Property		Property
Hotel	EBITDA	EBITDA	EBITDA	EBITDA
Fairmont Chicago	$(346)	$(346)	$(1,207)	$(1,207)
Fairmont Scottsdale Princess (a)	8,655	—	7,370	7,370
Four Seasons Jackson Hole (b)	2,773	2,773	—	734
Four Seasons Silicon Valley (b)	1,459	1,459	—	350
Four Seasons Washington, D.C.	1,888	1,888	2,027	2,027
Hotel del Coronado (c)	8,219	—	7,298	—
Hyatt Regency La Jolla	1,771	1,771	1,697	1,697
InterContinental Chicago	(784)	(784)	(312)	(312)
InterContinental Miami	7,088	7,088	6,402	6,402
Loews Santa Monica Beach Hotel	2,895	2,895	2,219	2,219
Marriott Lincolnshire Resort	(639)	(639)	(464)	(464)
Ritz-Carlton Half Moon Bay	1,316	1,316	715	715
Ritz-Carlton Laguna Niguel	3,645	3,645	2,272	2,272
Westin St. Francis	5,825	5,825	4,576	4,576
Four Seasons Punta Mita Resort	3,216	3,216	3,520	3,520
Marriott Hamburg (d)	1,400	(3)	1,456	19
Marriott London Grosvenor Square	2,875	2,875	2,276	2,276

	$51,256	$32,979	$39,845	$32,194

Adjustments:
Corporate expenses		(13,810)		(14,477)
Interest income		30		32
Equity in earnings (losses) of unconsolidated affiliates		920		(1,600)
Foreign currency exchange (loss) gain		(5)		139
Other income, net		452		3,925
Income from discontinued operations		—		162
Income taxes—discontinued operations		—		359
Noncontrolling interest in consolidated affiliates		29		595
Adjustments from consolidated affiliates		(1,257)		(1,329)
Adjustments from unconsolidated affiliates		6,682		3,890
Other adjustments		(627)		(289)

EBITDA		$25,393		$23,601

(a)	Prior to June 9, 2011, we owned 100% of the Fairmont Scottsdale Princess hotel. On June 9, 2011, we completed a recapitalization of the entity and our ownership interest decreased to 50%. We now account for this investment under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three months ended March 31, 2012. Property EBITDA represents 100% of revenue and expenses generated by the property.
(b)	On March 11, 2011, we purchased the Four Seasons Jackson Hole and the Four Seasons Silicon Valley hotels. We have not included the results of these hotels in Property EBITDA for the three months ended March 31, 2011 above since we did not own the properties for the entire period.
(c)	We account for this property under the equity method of accounting. Therefore, EBITDA related to our interest in this property is reflected in adjustments from unconsolidated affiliates for the three months ended March 31, 2012 and 2011. Property EBITDA represents 100% of revenue and expenses generated by the property.
(d)	We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2012

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended March 31, 2012
	Property		Comparable
	EBITDA	Adjustments	EBITDA
Urban Hotels:
Fairmont Chicago	$(346)	$—	$(346)
Four Seasons Silicon Valley	1,459	—	1,459
Four Seasons Washington, D.C.	1,888	—	1,888
Hyatt Regency La Jolla	1,771	(824)	947
InterContinental Chicago	(784)	—	(784)
InterContinental Miami	7,088	—	7,088
Westin St. Francis	5,825	—	5,825

Total Urban Hotels	16,901	(824)	16,077

Resorts:
Fairmont Scottsdale Princess	8,655	(4,386)	4,269
Four Seasons Jackson Hole	2,773	—	2,773
Four Seasons Punta Mita Resort	3,216	—	3,216
Hotel del Coronado	8,219	(5,423)	2,796
Loews Santa Monica Beach Hotel	2,895	—	2,895
Marriott Lincolnshire Resort	(639)	—	(639)
Ritz-Carlton Half Moon Bay	1,316	—	1,316
Ritz-Carlton Laguna Niguel	3,645	—	3,645

Total Resorts	30,080	(9,809)	20,271

European Hotels:
Marriott Hamburg	1,400	(1,454)	(54)
Marriott London Grosvenor Square	2,875	—	2,875

Total European Hotels	4,275	(1,454)	2,821

	$51,256	$(12,087)	$39,169

% of QTR
Comparable EBITDA
Urban Hotels	41%
Resorts	52%
European Hotels	7%

Total	100%

Total United States Urban Hotels (as of March 31, 2012)

7 Properties

4,156 Rooms

	Three Months Ended March 31,
	2012	2011	Change
ADR	$215.33	$202.43	6.4%
Average Occupancy	69.8%	67.6%	2.2	pts
RevPAR	$150.21	$136.88	9.7%
Total RevPAR	$269.11	$250.34	7.5%
Property EBITDA Margin	16.6%	14.8%	1.8	pts

Total United States Resorts (as of March 31, 2012)

7 Properties

2,918 Rooms

	Three Months Ended March 31,
	2012	2011	Change
ADR	$305.60	$295.30	3.5%
Average Occupancy	67.2%	64.5%	2.7	pts
RevPAR	$205.46	$190.56	7.8%
Total RevPAR	$439.21	$406.48	8.1%
Property EBITDA Margin	23.3%	20.5%	2.8	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2012

2012 Guidance

(in millions, except per share data)

	Year Ended December 31, 2012
Operational Guidance	Low Range	High Range
North American same store Total RevPAR growth (a)	5.0%	7.0%
North American same store RevPAR growth (a)	6.0%	8.0%

(a)	Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, which were acquired in 2011.

	Year Ended December 31, 2012
Comparable EBITDA Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(79.3)	$(64.3)
Depreciation and amortization	105.0	105.0
Interest expense	83.1	83.1
Income taxes	1.1	1.1
Noncontrolling interests	(0.3)	(0.3)
Adjustments from consolidated affiliates	(5.7)	(5.7)
Adjustments from unconsolidated affiliates	28.3	28.3
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Adjustment for Value Creation Plan	8.8	8.8

Comparable EBITDA	$165.0	$180.0

	Year Ended December 31, 2012
Comparable FFO Guidance	Low Range	High Range
Net loss attributable to common shareholders	$(79.3)	$(64.3)
Depreciation and amortization	103.8	103.8
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.2)	(0.2)
Adjustments from consolidated affiliates	(2.9)	(2.9)
Adjustments from unconsolidated affiliates	15.5	15.5
Adjustment for Value Creation Plan	8.8	8.8
Other adjustments	(1.5)	(1.5)

Comparable FFO	$44.0	$59.0

Comparable FFO per diluted share (b)	$0.21	$0.29

(b)	Comparable FFO per diluted share has been adjusted to reflect the 18.4 million shares issued in the Company’s common equity offering which closed on April 23, 2012.